UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2009

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CORDEX PHARMA, INC.

(Exact name of registrant as specified in its charter)

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Nevada	000-33023	86-0982792
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

7660 Fay Avenue, Suite H-373, La Jolla, CA 92037

(Address of Principal Executive Office) (Zip Code)

(858) 551-5700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item. 8.01

Other Events

On December  21, 2009, the Company entered into an agreement with its debenture holders which extended the maturity date of its debentures until Janauary 8, 2010.

Item 9.01.

Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits.

Exhibit No.	Description
10.1	Second Extension Amendment to the Debentures and Warrants, Agreement and Waiver

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORDEX PHARMA, INC.

By:	/s/ JAMES S. KUO
James S. Kuo Chairman and Chief Executive Officer

Date:  December 23, 2009